Exhibit 10.1

ASSIGNMENT

This ASSIGNMENT (this “Assignment”), is made this 16th day of April, 2007, by Viewer Holdings LLC, a Delaware limited liability company (“Stockholder”), for the benefit of OCM Principal Opportunities Fund IV, L.P., a Cayman Islands exempted limited partnership (“OCM Fund”), MTS Health Investors II, L.P., a Delaware limited partnership (“MTS”), Alliance-Oaktree Co-Investors, LLC, a Delaware limited liability company (“Co-Investors”), Alliance-MTS Co-Investors I, LLC, a Delaware limited liability company (“Co-Investors I”) and Alliance-MTS Co-Investors II, LLC, a Delaware limited liability company (“Co-Investors II”, together with OCM Fund, MTS, Co-Investors and Co-Investors I, the “Purchasers”).

WHEREAS, Stockholder is a party to that certain Registration Rights Agreement, dated as of November 2, 1999, by and among Alliance Imaging, Inc., a Delaware corporation (the “Company”), Stockholder and certain other parties thereto (the “Registration Rights Agreement”);

WHEREAS, Stockholder is party to that certain Stock Purchase Agreement, dated as of March 16, 2007 (the “Stock Purchase Agreement”), by and among Stockholder, OCM Fund and MTS, pursuant to which Stockholder has agreed to sell, and OCM Fund and MTS have agreed to purchase, an aggregate of 24,501,505 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company (the “Share Purchase”);

WHEREAS, MTS has assigned its rights under the Stock Purchase Agreement with respect to 1,600,000 shares of Common Stock to Co-Investors, Co-Investors I and Co-Investors II, and OCM Fund has assigned its rights under the Stock Purchase Agreement with respect to 160 shares of Common Stock to Co-Investors; and

WHEREAS, in connection with the Share Purchase, Stockholder has agreed to assign Stockholder’s registration rights relating to the Shares under the Registration Rights Agreement.

NOW THEREFORE, in consideration of the premises:

1.             Stockholder hereby assigns its rights and future obligations for all purposes under the Registration Rights Agreement (a) with respect to the Shares to the Purchasers, including without limitation the registration rights in connection with the ownership of the Shares pursuant to Sections 3 and 4 of the Registration Rights Agreement.

2.             For the avoidance of doubt, immediately following the effectiveness hereof:

(a)           The Shares shall be deemed to be “Registrable Securities” under the Registration Rights Agreement; and

(b)           The Purchasers shall each be deemed to be “Investors” and “Holders” under the Registration Rights Agreement.

3.             Notwithstanding anything herein to the contrary, Stockholder shall not be deemed to be assigning any rights it may have under the Registration Rights Agreement with respect to any shares of Common Stock it holds on the date hereof or held at any time prior to the date hereof, other than the Shares, including without limitation any rights under Sections 8 of the

Registration Rights Agreement with respect to shares of Common Stock previously sold by Stockholder pursuant to the Registration Rights Agreement.

4.             Stockholder covenants and agrees that Stockholder will have no right to exercise any Demand Registration at any time during which either (i) the registration statement on Form S-3, registration number 333-122453, or any other registration statement including Stockholder’s shares, is effective and Stockholder has the ability to sell all of its shares of Common Stock thereunder, or (ii) Stockholder has the ability to sell all of its shares of Common Stock pursuant to Rule 144(k) under the Securities Act.

5.             Capitalized terms not defined herein but defined under the Registration Rights Agreement shall have the meanings under the Registration Rights Agreement.

6.             This Assignment shall become effective upon Closing (as defined under the Stock Purchase Agreement).

[Signature Pages Follow]

2

VIEWER HOLDINGS LLC

By:	KKR 1996 FUND L.P., Managing Member
By:	KKR ASSOCIATES 1996 L.P., General Partner
By:	KKR 1996 GP LLC, General Partner

By:	/s/ Michael W. Michelson
Name: Michael W. Michelson
Title: Member

[Signature Page to Assignment]

AGREED TO AND ACCEPTED:

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM PRINCIPAL OPPORTUNITIES
FUND IV GP, L.P., its General Partner
By:	OCM PRINCIPAL OPPORTUNITIES
FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, LLC,
Director

By:	/s/ Michael P. Harmon
Name:	Michael P. Harmon
Title:	Managing Director

By:	/s/ Adam Pierce
Name:	Adam Pierce
Title:	Assistant Vice President

ALLIANCE-OAKTREE CO-INVESTORS, LLC

By:	OCM PRINCIPAL OPPORTUNITIES FUND GP, L.P.,
its Managing Member
By:	OCM PRINCIPAL OPPORTUNITIES
FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, LLC,
Director

By:	/s/ Michael P. Harmon
Name:	Michael P. Harmon
Title:	Managing Director

By:	/s/ Adam Pierce
Name:	Adam Pierce
Title:	Assistant Vice President

[Signature Page to Assignment]

MTS HEALTH INVESTORS II, L.P.

By:	MTS HEALTH INVESTORS II GP,
LLC, its General Partner
By:	MTS HEALTH INVESTORS II GP
HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane
Name:	Curtis S. Lane
Title:	Senior Managing Director

ALLIANCE-MTS CO-INVESTORS I, LLC

By:	MTS HEALTH INVESTORS II GP, L.P.
its Managing Member
By:	MTS HEALTH INVESTORS II GP
HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane
Name:	Curtis S. Lane
Title:	Senior Managing Director

ALLIANCE-MTS CO-INVESTORS II, LLC

By:	MTS HEALTH INVESTORS II GP, L.P.
its Managing Member
By:	MTS HEALTH INVESTORS II GP
HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane
Name:	Curtis S. Lane
Title:	Senior Managing Director

[Signature Page to Assignment]

ACKNOWLEDGED AND ACCEPTED:

ALLIANCE IMAGING, INC.

By:	/s/ Eli H. Glovinsky
Name:	Eli H. Glovinsky
Title:	Executive Vice President, General Counsel
and Corporate Secretary

[Acknowledgement Page to Assignment]